FSS1 SA1 04/20

SUPPLEMENT DATED APRIL 21, 2020

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED SEPTEMBER 1, 2019

OF

Franklin GRoWTH OPPORTUNITIES Fund

FRANKLIN SELECT U.S. EQUITY FUND

FRANKLIN SMALL CAP GROWTH FUND

FRANKLIN SMALL-MID CAP GROWTH FUND

(each a series of Franklin Strategic Series)

The Statement of Additional Information of the Fund is amended as follows:

I. The following bullet point is added to the “Goals, Strategies and Risks — Additional Strategies — Small-Mid Cap Fund” section beginning on page 3:

•        Invest in term loans.

II. The following selection is added to the “Glossary of Investments, Techniques, Strategies and Their Risks” section beginning on page 4:

Term loans  The Fund may invest in term loans and other types of loans, including those that are attached to a term loan tranche or otherwise required to be purchased with a term loan tranche.  Term loans are loans that have a specified repayment schedule. A bridge loan is a type of term loan arrangement typically made by a borrower in anticipation of longer-term permanent financing. Most bridge loans are structured so that their interest rates rise the longer the loans remain outstanding.  If the Fund enters into a commitment with a borrower regarding a term loan or bridge loan, the Fund will be obligated on one or more dates in the future to lend the borrower monies (up to an aggregate stated amount) if called upon to do so by the borrower. Bank loans may be acquired as an assignment from another lender who holds a direct interest in the loan, or as a participation interest in another lender’s portion of the loan.

An assignment typically results in the purchaser succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest.  However, assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. To the extent that the Fund invests in loans through participation interests, it will be more difficult for it to enforce its rights against the borrower because it will have established a direct contractual relationship with the seller of the participation interest but not with the borrower. When the Fund invests in a loan by participation, it must rely on another party not only for the enforcement of its rights against the borrower, but also for the receipt and processing of payments due under the loan. Investing in a participation interest limits the Fund’s ability to file a claim directly as a creditor in the event of the borrower’s bankruptcy.

Loans in which the Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund’s ability to sell loans and may adversely affect the price that can be obtained.

Please keep this supplement with your statement of additional information for future reference.